EXHIBIT 99.1

EON COMMUNICATIONS CORPORATION

ANNOUNCES RECORD AND MEETING DATES FOR SPECIAL MEETING OF STOCKHOLDERS AND RECORD DATE FOR SPECIAL DIVIDEND

CORINTH, Miss. May 7, 2014 – eOn Communications Corporation (the “Company”) (NASDAQ: EONC) announced today that it has established Monday, May 5, 2014, as the record date for its special meeting of stockholders. The special meeting will be held to vote upon, among other things, the transactions contemplated by the Agreement of Merger and Plan of Reorganization by and among Inventergy, Inc. (“Inventergy”) on the one hand, and the Company, on the other hand.

The special meeting of eOn stockholders is scheduled to be held at the offices of the Company at 1703 Sawyer Road Corinth, MS 38834-6338 on June 3, 2014 at 10:00 a.m. central time. The full meeting agenda is detailed in the Definitive Proxy Statement/Prospectus being mailed to all stockholders of record as of the close of business on the record date.

Additionally, the Company has established May 23, 2014, as the record date for a special dividend in the aggregate amount of $1,650,000 (the “Special Dividend”). Payment of the Special Dividend is contingent upon the consummation of the merger transaction and will be made to stockholders of record as of the close of business on May 23, 2014 within three business days after the closing of the merger transaction. Consummation of the merger and the other transactions contemplated by the Agreement of Merger and Plan of Reorganization are subject to various closing conditions including approval of the proposals to be considered and voted upon by the Company’s stockholders.

Additional information regarding the Company, Inventergy and the proposed merger and related transactions is available in the Definitive Proxy Statement/Prospectus and the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 18, 2013, March 25, 2014 and April 24, 2014, copies of which, together with the Definitive Proxy Statement/Prospectus and other reports filed by the Company, may be obtained without charge, at the SEC’s website at http://www.sec.gov.

Not a Proxy Statement/Prospectus

This press release is not a proxy statement/prospectus or a solicitation of proxies from the holders of the Company’s securities. Any solicitation of proxies will be made only pursuant to the Definitive Proxy Statement/Prospectus to be mailed to all Company stockholders who hold such stock as of the record date. Interested investors and stockholders are urged to read the Definitive Proxy Statement/Prospectus and appendices thereto and the documents filed by the Company with the SEC because they contain important information about the Company, Inventergy and the proposals to be presented at the special meeting of stockholders.

About eOn Communications

eOn Communications Corporation is a global provider of innovative communications solutions. With over 20 years of telecommunications expertise, eOn solutions enable customers to leverage advanced technologies to communicate more effectively. Our offerings are built on reliable open architectures that enable easy adoption of emerging technologies, such as Voice over Internet Protocol. eOn’s website may be accessed at www.eoncc.com.

About Inventergy

Inventergy, Inc. is an intellectual property acquisition and licensing company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, former head of IP and global strategy at Hewlett-Packard, the company leverages decades of experience, market and technology expertise, and industry connections to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. Inventergy aspires to enable a new world of IP value creation built upon a more transparent, above-board and ethical business platform. Inventergy's current portfolio now contains more than 675 patent assets (including patents related to industry standards), from two Fortune Global 500 and Gartner-recognized technology leaders in the telecommunications industry. For more information about Inventergy, visit the website at www.inventergy.com.

Forward-Looking Statements

Statements contained in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. Statements that contain such words should be read carefully because they discuss eOn’s future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to the anticipated consummation of the merger and the expected effects of the transactions described above, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. The occurrence of the events described under the caption “Risk Factors” in eOn’s filings with the Securities and Exchange Commission could have an adverse effect on eOn’s business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that relate specifically to the proposed transactions that could cause actual results to differ materially from current expectations of management include, but are not limited to, the failure to obtain the required stockholder approvals or failure of any of the other conditions which would result in the transaction not being completed, customer and employee relationships and business operations may be disrupted by the transactions, and the ability to complete the transactions on the expected timeframe may be more difficult, time-consuming or costly than expected.

Although eOn believes that the expectations reflected in such forward-looking statements are reasonable, eOn can give no assurance that such expectations will prove to be correct. Except as required by law, eOn undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 135, 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. The Company, Inventergy and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of the Company’s stockholders to be held to approve the proposed transactions described herein. In connection with the proposed merger (and related transactions) the Company has filed with the SEC a Definitive Proxy Statement/Prospectus. The Company’s stockholders are advised to read the Definitive Proxy Statement/Prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the special meeting of stockholders because these documents contain important information. The Definitive Proxy Statement/Prospectus will be mailed to the Company’s stockholders of record as of May 5, 2014. The Company’s stockholders may also able to obtain a copy of the Definitive Proxy Statement/Prospectus, without charge, by directing a request to: Lee Bowling, Chief Financial Officer, eOn Communications Corporation, 1703 Sawyer Road Corinth, MS 38829; telephone: (800) 955-5321. The Definitive Proxy Statement/Prospectus can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.

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